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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                  ----------

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported):  April 26, 1998
                                                          --------------


                             BRIGHT HORIZONS, INC
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              (Exact Name of Registrant as Specified in Charter)

         DELAWARE                    000-23273                   04-3390321
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(State or Other Jurisdiction  (Commission File Number)        (I.R.S. Employer
     of Incorporation)                                       Identification No.)


One Kendall Square, Building 200, Cambridge, MA                       02139
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(Address of Principal Executive Offices)                            (Zip Code)



      Registrant's Telephone Number, including Area Code:  (617) 577-8020
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                           This is Page 1 of 5 Pages.
                        Exhibit Index appears on Page 5.
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ITEM 5.   OTHER EVENTS

On April 26, 1998, Bright Horizons, Inc., a Delaware corporation ("Bright Horizons"), and CorporateFamily Solutions, Inc., a Tennessee corporation ("CorporateFamily"), entered into an Agreement and Plan of Merger (the "Merger Agreement"). In accordance with the terms of the Merger Agreement (i) Bright Horizons and CorporateFamily will form Bright Horizons Family Solutions, Inc. a Delaware corporation ("BHFS"), (ii) Merger Sub B, a Delaware corporation and wholly owned subsidiary of BHFS, will merge (the "BRHZ Merger") with and into Bright Horizons, with Bright Horizons as the Surviving Corporation and (iii) Merger Sub A, a Tennessee corporation and wholly owned subsidiary of BHFS, will merge (the "CFAM Merger" and together with the BRHZ Merger, the "Merger") with and into CorporateFamily, with CorporateFamily as the Surviving Corporation. In the Merger, each issued and outstanding share of common stock, par value $0.01 per share, of Bright Horizons will be converted into the right to receive
1.15022 shares of common stock, par value $0.01 per share, of BHFS ("BHFS Common Stock") and each issued and outstanding share of common stock, no par value per share, of CorporateFamily will be converted into the right to receive one share of BHFS Common Stock. Each outstanding option of Bright Horizons and CorporateFamily will be converted into an option to purchase shares of BHFS Common Stock at the same conversion ratios referenced above. The Merger Agreement also provides for the payment of a break-up fee equal to $4.0 million under certain circumstances. The transaction is intended to be treated as a tax-free reorganization and to be accounted for as a pooling of interests. The closing of the Merger is subject to customary conditions, including the receipt of regulatory and shareholder approvals. The closing is expected to occur in the third quarter of 1998.

     Concurrently with the execution of the Merger Agreement, Bright Horizons and CorporateFamily entered into reciprocal Stock Option Agreements, granting each other the right to purchase ten percent (10%) of the issued and outstanding shares of Common Stock of the other entity upon the occurrence of certain events.

     The foregoing description is qualified in its entirety by reference to the Merger Agreement and each of the Stock Option Agreements, each of which is incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits.
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          2.1  Agreement and Plan of Merger dated April 26, 1998 by and between
               Bright Horizons, Inc. and CorporateFamily Solutions, Inc. (Incorporated by Reference to Exhibit 2.1 of the Current Report on Form 8-K filed by CorporateFamily Solutions, Inc. on April 28, 1998, File No. 000-22811).

          2.2 Stock Option Agreement dated April 26, 1998 by and between Bright Horizons, Inc. (Grantee) and CorporateFamily Solutions, Inc. (Issuer) (Incorporated by Reference to Exhibit 2.2 of the
               Current Report on Form 8-K filed by CorporateFamily Solutions, Inc. on April 28, 1998, File No. 000-22811).

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          2.3  Stock Option Agreement dated April 26, 1998 by and between Bright
               Horizons, Inc. (Issuer) and CorporateFamily Solutions, Inc. (Grantee) (Incorporated by Reference to Exhibit 2.3 of the
               Current Report on Form 8-K filed by CorporateFamily Solutions, Inc. on April 28, 1998, File No. 000-22811).

          2.4 Agreement to Furnish Copies of Omitted Annexes, Schedules and Exhibits to the Agreement and Plan of Merger dated April
               26, 1998 by and between Bright Horizons, Inc. and CorporateFamily Solutions, Inc.

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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              BRIGHT HORIZONS, INC.


                              By: /s/ Elizabeth J. Boland
                                 _______________________________________________
                                 Name:  Elizabeth J. Boland
                                 Title:  Chief Financial Officer


Date:  April 29, 1998

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                                 EXHIBIT INDEX
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


Exhibit No.                     Description of Exhibits                    Page
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
     2.1 Agreement and Plan of Merger dated April 26, 1998 by and between Bright Horizons, Inc. and CorporateFamily
               Solutions, Inc. (Incorporated by Reference to Exhibit 2.1 of the Current Report on Form 8-K filed by CorporateFamily Solutions, Inc. on April 28, 1998, File
               No. 000-22811).

     2.2 Stock Option Agreement dated April 26, 1998 by and between Bright Horizons, Inc. (Grantee) and
               CorporateFamily Solutions, Inc. (Issuer) (Incorporated by Reference to Exhibit 2.2 of the Current Report on Form 8-K filed by CorporateFamily Solutions, Inc. on April
               28, 1998, File No. 000-22811).

     2.3 Stock Option Agreement dated April 26, 1998 by and between Bright Horizons, Inc. (Issuer) and CorporateFamily Solutions, Inc. (Grantee) (Incorporated by Reference to Exhibit 2.3 of the Current Report on Form 8-K filed by CorporateFamily Solutions, Inc. on April 28, 1998, File No. 000-22811).

     2.4 Agreement to Furnish Copies of Omitted Annexes, Schedules and Exhibits to the Agreement and Plan of Merger dated April 26, 1998 by and between Bright Horizons, Inc. and CorporateFamily Solutions, Inc.


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